NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

SUPPLEMENT DATED

APRIL 29, 2010

TO THE SUMMARY PROSPECTUS DATED JUNE 30, 2009

On page 2, replace the second and third sentences under “Principal Investment Strategies” with the following:

Under normal circumstances, the fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, under normal circumstances, the municipal securities in which the fund invests will be, at the time of purchase, (i) rated BBB/Baa or better by an NRSRO or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or better by an NRSRO; (ii) unrated, but judged to be of comparable quality by the fund’s investment adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest.

PLEASE KEEP THIS WITH YOUR FUND’S

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-MINSP-0410P